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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                              --------------------

       Date of Report (Date of earliest event reported): February 13, 2003

                                 CITIGROUP INC.

               (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-9924                No. 52-1568099

(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
      of Incorporation)               Number)                     No.)


         399 Park Avenue, New York, New York                         10043

     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000


                                 Not Applicable

         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS

         In connection with the issuance by Citigroup Capital IX of capital securities described in the Prospectus dated February 5, 2003, our tax counsel rendered an opinion regarding certain tax matters. A copy of that opinion is filed as exhibit 99 to this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibit is filed herewith:

                  Exhibit 99       Opinion regarding certain tax matters.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITIGROUP INC.


Date:  February 13, 2003            By: /s/ Guy R. Whittaker
                                        -------------------------------
                                        Name:  Guy R. Whittaker
                                        Title: Treasurer



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                                  EXHIBIT INDEX



Exhibit No.                Description
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Exhibit 99                 Opinion regarding certain tax matters.